SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 26, 2006

Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. Employer Identification Number

1-08788	SIERRA PACIFIC RESOURCES Nevada P.O. Box 10100 (6100 Neil Road) Reno, Nevada 89520-0400 (89511) (775) 834-4011	88-0198358

0-00508	SIERRA PACIFIC POWER COMPANY Nevada P.O. Box 10100 (6100 Neil Road) Reno, Nevada 89520-0400 (89511) (775) 834-4011	88-0044418
None

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item 8.01    Other Events
Item 9.01    Financial Statements and Exhibits
Signatures
EX-99.1 —  Press Release dated April 26, 2006.

Section 8—Other Events
Sierra Pacific Power Company
Item 8.01    Other Events
Sierra Pacific Power Company (SPPC) announced on April 26, 2006 that the Public Utilities Commission of Nevada (PUCN) approved changes in electric and natural gas general rates for SPPC, a subsidiary of Sierra Pacific Resources.
The changes are part of SPPC’s mandatory general rate case filings and represent a slight decrease in electric rates or no change for northern Nevada’s electric customers, and range from a slight decrease to an approximate 3.4% increase in natural gas rates for Reno-Sparks area customers. The changes will become effective May 1, 2006.
Also included in the decision, the PUCN granted an increase in SPPC’s return on equity from 10.25% to 10.60% for its electric and natural gas divisions.
A copy of the press release announcing the filing is filed herewith as Exhibit 99.1.
Section 9—Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.
     99.1 Press Release dated April 26, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

Sierra Pacific Resources (Registrant)
Date: April 28, 2006	By:	/s/ John E. Brown
John E. Brown
Controller

Sierra Pacific Power Company (Registrant)
Date: April 28, 2006	By:	/s/ John E. Brown
John E. Brown
Controller